UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2008

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32496	77-0635673
(Commission file number)	(IRS employer identification number)

801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip code)

(817) 698-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On June 25, 2008 Cano Petroleum, Inc. (the “Company”) entered into a “Bought Deal” Equity Financing Letter (the “Bought Letter”) with Canaccord Adams Inc. and Canaccord Capital Corporation (the “Underwriters”).  Pursuant to the terms of the Bought Letter, the Company agreed to sell to the underwriters 7,000,000 shares of common stock of the Company, par value $0.0001 per share, and at the election of the lead underwriter, up to an additional 1,050,000 shares of common stock, at a price to be determined in accordance with the term sheet attached thereto.  A copy of the Bought Letter is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K.

On June 26, 2008, the Company entered into an Underwriting Agreement with the Underwriters (the “Underwriting Agreement”).  The provisions of the Bought Letter were superseded upon the execution of the Underwriting Agreement.

The Underwriting Agreement provides for the sale of 7,000,000 shares of common stock, plus an additional 1,050,000 shares of common stock of the Company if the underwriters exercise their 30-day option to cover over-allotments, if any, at a per share price to the underwriters of $7.75, and an initial per share public offering price by the underwriters of $8.00.

The offering is being made pursuant to an existing and effective shelf registration statement filed on Form S-3 (File No. 333-148053) with the Securities and Exchange Commission, as supplemented by the preliminary prospectus supplement dated June 25, 2008 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Underwriting Agreement is being filed as Exhibit 1.2 to this Current Report on Form 8-K.

Item 8.01.              Other Events

The opinion of Haynes and Boone, LLP regarding the validity of the common stock issued pursuant to the offering of shares of common stock described in Item 1.01 is filed as Exhibit 5.1 hereto.

On June 25, 2008, the Company issued a press release announcing the common stock offering described herein.  Attached hereto as Exhibit 99.1 is the press release issued by the Company on June 25, 2008.

On June 26, 2008, the Company issued a press release announcing the pricing of the offering described herein.  Attached hereto as Exhibit 99.2 is the press release issued by the Company on June 26, 2008.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	“Bought Deal” Equity Financing Letter dated June 25, 2008.

1.2	Underwriting Agreement dated June 26, 2008.

5.1	Opinion of Haynes and Boone, LLP dated June 26, 2008.

23.1	Consent of Haynes and Boone, LLP (included in its opinion filed as Exhibit 5.1).

99.1	Press Release dated June 25, 2008.

99.2	Press Release dated June 26, 2008.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: June 26, 2008
	By:	/s/ Morris B. Smith
Morris B. Smith
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1	“Bought Deal” Equity Financing Letter dated June 25, 2008.

1.2	Underwriting Agreement dated June 26, 2008.

5.1	Opinion of Haynes and Boone, LLP dated June 26, 2008.

23.1	Consent of Haynes and Boone, LLP (included in its opinion filed as Exhibit 5.1).

99.1	Press Release dated June 25, 2008.

99.2	Press Release dated June 26, 2008.